Exhibit 10.37

AMENDMENT No. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of January 22, 2021 is entered into by and among APTARGROUP, INC., a Delaware corporation (the “Company”), APTARGROUP UK HOLDINGS LIMITED, a private limited company organized under the laws of England (the “UK Borrower”; together with the Company, collectively, the “Borrowers” and each a “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”) and in its capacity as the maker of swingline loans (in such capacity, the “Swingline Lender”), and each of the Lenders signatory hereto. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.
WITNESSETH:
WHEREAS, the Borrowers, the Administrative Agent and the Lenders party thereto have entered into that certain Credit Agreement dated as of July 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers certain senior credit facilities;
WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement as set forth herein; and
WHEREAS, the Administrative Agent, the Swingline Lender and the Lenders party hereto are willing to so amend the Credit Agreement on the terms and conditions contained in this Amendment;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)Section 6.21(a) is amended and restated in its entirety as follows:
(a)    If at any time any Subsidiary becomes a guarantor or an obligor, whether as a borrower or an additional borrower or co-borrower or otherwise, for or in respect of any Debt under any Material Credit Facility or any Existing Note Purchase Agreement, then the Company will promptly notify the Administrative Agent thereof and, concurrently therewith, cause such Subsidiary to become a Subsidiary Guarantor by way of execution of a Subsidiary Guaranty (or a joinder to an existing Subsidiary Guaranty) and, concurrently with becoming a Subsidiary Guarantor, deliver to the Administrative Agent all documents, certificates and opinions as may be reasonably requested by the Administrative Agent (including, without limitation, resolutions, Organization Documents, incumbency certificates, legal opinions and documentation and other information requested by the Administrative Agent and each Lender in order to comply with requirements of the PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations).
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(b)Section 6.21(b) is amended by deleting the reference therein to “(other than any Material Domestic Subsidiary or any Subsidiary that became a Subsidiary Guarantor as a result of being a Material Domestic Subsidiary at any time, the release of which, in each case, shall be subject to Section 8.10)” in its entirety.
(c)Section 9 is amended by adding the following new Section 9.20 to the end thereof.
Section 9.20    Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 9.20, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
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(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
The amendments set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.
2.Effectiveness; Condition Precedent. The effectiveness of this Amendment and the amendments provided in Section 1 are subject to the Administrative Agent’s receipt of this Amendment, duly executed by the Borrowers, the Administrative Agent and Lenders constituting Required Lenders.
3.Representations and Warranties. In order to induce the Administrative Agent, the Swingline Lender and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent, the Swingline Lender and the Lenders as follows:
(i)The representations and warranties made by it in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except that (i) if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects, (ii) if such representation or warranty specifically refers to an earlier date, such representation or warranty is true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects as of such earlier date), (iii) for purposes of this Amendment, the representations and warranties contained in Section 5.9 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a)(i) and (ii), respectively, of Section 6.6 of the Credit Agreement and (iv) for purposes of Section 5.16, such representation and warranty shall be deemed made after giving effect to this Amendment;
(ii)This Amendment has been duly authorized, executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(iii)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or will exist.
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4.Entire Agreement. This Amendment, together with the Credit Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.1 of the Credit Agreement.
5.Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Credit Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
7.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
8.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9.References. All references in any of the Credit Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.
10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Swingline Lender, each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 9.6 of the Credit Agreement.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be executed as of the date first above written.

BORROWERS:

APTARGROUP, INC.

By:	/s/ Robert W. Kuhn
Name:	Robert W. Kuhn
Title:	Executive Vice President, Chief Financial Officer

APTARGROUP UK HOLDINGS LIMITED

By:	/s/ Robert W. Kuhn
Name:	Robert W. Kuhn
Title:	Director

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Kay Reedy
Name:	Kay Reedy
Title:	Managing Director

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and Swingline Lender

By:	/s/ Kay Reedy
Name:	Kay Reedy
Title:	Managing Director

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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WELLS FARGO BANK, N.A., LONDON BRANCH, as a Lender

By:	/s/ Daniel Clarke
Name:	Daniel Clarke
Title:	Director

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Stephen J. D’Elia
Name:	Stephen J. D’Elia
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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HSBC BANK USA, N.A., as a Lender

By:	/s/ Shaun Kleinman
Name:	Shaun Kleinman
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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BNP PARIBAS, as a Lender

By:	/s/ Rick Pace
Name:	Rick Pace
Title:	Managing Director

By:	/s/ Michael Lefkowitz
Name:	Michael Lefkowitz
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Debra Hoffenkamp
Name:	Debra Hoffenkamp
Title:	Assistant Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James N. DeVries
Name:	James N. DeVries
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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SOCIÉTÉ GÉNÉRALE, LONDON BRANCH, as a Lender

By:	/s/ Francois Pannetier
Name:	Francois Pannetier
Title:	Managing Director

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Philippe Madar
Name:	Philippe Madar
Title:	Managing Director

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Joseph A. Kozak
Name:	Joseph A. Kozak
Title:	Second Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT
Signature Page

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